SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2005

                            BANKFINANCIAL CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                     0-25233                   (applied for)
-----------------------------    ---------------------       ------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois               60527
------------------------------------------------               -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement.

         On August 5, 2005, BankFinancial Corporation (the "Company") awarded cash bonuses to the following "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) in the amounts indicated. The payment of the bonuses related to the completion of the Company's stock offering and to the management of the health care loan portfolio of the Company's wholly-owned subsidiary, BankFinancial, F.S.B.


                               Name                            Bonus
               ----------------------------------            ---------
               F. Morgan Gasior Chairman of the               $7,500
               Board, Chief Executive Officer and
               President

               James J. Brennan                               $10,000
               Executive Vice President, Corporate
               Secretary and General Counsel

               Paul A. Cloutier                               $6,250
               Executive Vice President and Chief
               Financial Officer

               Christa Calabrese                              $10,000
               Regional President


Item 9.01.        Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BANKFINANCIAL CORPORATION



DATE: August 5, 2005                  By: /s/ F. Morgan Gasior
                                          --------------------------------------
                                          F. Morgan Gasior
                                          Chairman of the Board, Chief Executive
                                          Officer and President